Exhibit 99.3

Investor Presentation Acquisition of 50% Interest in VTTI B.V. October 24, 2016

LEGAL NOTICE / FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” that we believe to be reasonable as of the date of this presentation.These statements, which include any statement that does not relate strictly to historical facts, use terms such as “anticipate,” “assume,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “plan,” “position,” “potential,” “predict,” “project,” or “strategy” or the negative connotation or other variations of such terms or other similar terminology. In particular, statements, expressed or implied, regarding future results of operations or ability to generate sales, income or cash flow, to make acquisitions, or to make distributions to unitholders are forward-looking statements. These forward-looking statements are based on management’s current plans, expectations, estimates, assumptions and beliefs concerning future events impacting Buckeye Partners, L.P. (the “Partnership”, “Buckeye” or “BPL”) and therefore involve a number of risks and uncertainties, many of which are beyond management’s control. Although the Partnership believes that its expectations stated in this presentation are based on reasonable assumptions, actual results may differ materially from those expressed or implied in the forward-looking statements. The factors listed in the “Risk Factors” sections of, as well as any other cautionary language in, the Partnership’s public filings with the Securities and Exchange Commission, provide examples of risks, uncertainties and events that may cause the Partnership’s actual results to differ materially from the expectations it describes in its forward-looking statements.Each forward-looking statement speaks only as of the date of this presentation, and the Partnership undertakes no obligation to update or revise any forward-looking statement. Our pending VTTI Acquisition may not be consummated. Our pending acquisition of 50% of the outstanding share capital of VIP Holding B.V., which owns all of the outstanding share capital of VTTI B.V. (“VTTI”) from VIP Terminals Finance B.V. (the “VTTI Acquisition”) is subject to closing conditions and certain regulatory approvals, including the expiration of any waiting periods under the Hart-Scott-Rodino Act, as amended. If these conditions are not satisfied or waived, the VTTI Acquisition will not be consummated. If the closing of the VTTI Acquisition is substantially delayed or does not occur at all, or if the terms of the VTTI Acquisition are required to be modified substantially due to regulatory concerns, we may not realize the anticipated benefits of the VTTI Acquisition fully or at all. We have filed a registration statement (including a preliminary prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the preliminary prospectus in that registration statement and other documents we have filed with the SEC for more complete information about us and the offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Partnership, the underwriter or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling (888) 603-5847. © Copyright 2016 Buckeye Partners, L.P. 2

ACQUISITION OVERVIEW



Transaction Overview

- Buckeye has entered into a definitive agreement to acquire 50% of the equity interest in VTTI from Vitol for $1.15 billion
- VTTI, based in the Netherlands, is an independent provider of storage and terminalling services for refined products, LPG and crude oil
- VTTI owns 13 terminals in 12 countries on five continents with a total gross storage capacity of more than 54MMBbls[(1)]
  - 6 terminals owned both directly and indirectly via VTTI Energy Partners LP, a publicly-traded limited partnership formed in 2014
- Focused on international terminal investments in key global energy hubs and in locations where product flows are increasing
- 100% of VTTI revenue is fee-based with no direct commodity price exposure
- Not dependent on absolute oil price levels or drilling economics to support growth

Simplified Transaction Structure


BUCKEYE PARTNERS, L.P.
Vitol
50%
50%
VTTI B.V.
100%
7 Terminals
18.5MMBbls(1)
"TopCo"
100%
VTTI MLP Partners B.V.
49%
100%
46% LP
Public
(LP Interests)
52% LP
vtti
energy partners
2% GP
100% IDRs
VTTI Energy Partners
GP LLC (General Partner)
51%
VTTI MLP B.V.
(VTTI Operating)
6 Terminals
35.7MMBbls
"OpCo"

BUCKEYE PARTNERS, L.P.

(1) Includes 0.8MMBbls currently under development in Cape Town, South Africa expected to be placed into service 1H 2017

© Copyright 2016 Buckeye Partners, L.P.

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ASSET OVERVIEW o o o Coastal assets with deepwater draft at international hub locations Easy and proximate access to demand markets and supply centers Assets built with traders in mind, emphasizing optionality and flexibility High level of customer service, with a focus on providing tailor-made solutions Multiple modes of connectivity Equipped with advanced infrastructure Strong environmental and safety track record with safety-oriented operational philosophy and culture Gross Capacity (MMBbls) Ownership Region / Location Interest OpCo (VTTI MLP B.V.) Europe / Amsterdam Europe / Rotterdam Europe / Antwerp Middle East / Fujairah Asia / Malaysia North America / Florida 100% 90% 100% 90% 100% 100% 8.4 7.0 4.2 7.6 5.6 2.8 o o o o TopCo (VTTI) Europe / Latvia Europe / Russia Europe / Cyprus South America / Argentina Africa / Kenya Africa / Nigeria Asia / Malaysia expansion Middle East / Fujairah expansion Cape Town (in service 2017) 49% 100% 100% 100% 100% 50% 100% 90% 70% 7.5 0.3 3.4 1.3 0.7 0.1 1.7 2.7 0.8 Fujairah, UAE © Copyright 2016 Buckeye Partners, L.P. 4 Total VTTI 54.2 TopCo 18.5 OpCo 35.7 Asset Highlights Terminal Location & Capacity Summary

VTTI ASSET FOOTPRINT Amsterdam, Netherlands Rotterdam, Netherlands Antwerp, Belgium Ventspils, Latvia Kaliningrad, Russia Vasiliko, Cyprus Cape Canaveral, Florida Fujairah, UAE Lagos, Nigeria Johore, Malaysia Mombasa, Kenya VTTI Locations Cape Town, South Africa Buenos Aires, Argentina < 5 MMBbls 20 MMBbls © Copyright 2016 Buckeye Partners, L.P. 5 VTTI is a global independent terminalling business with a leading presence in key international hub locations and growing demand markets

STRATEGIC RATIONALE



International Marine Terminal Platform

- Immediate world-wide presence with sizeable assets in key global hubs (ARA[1], Singapore, Middle East)
- High quality assets consisting of retrofitted terminals and newly constructed facilities, all designed with a focus on customer optionality
- Hard to replicate global network with multimodal access (marine, road, pipeline, rail)
- Experienced existing management, commercial, operational and regulatory personnel in place at VTTI offers an effective entry into the international terminalling space

High Growth Business

- Track-record of successful greenfield development and acquisitions across the globe, having developed 34MMBbls[2] of new storage capacity and integrated an additional 17MMBbls of storage capacity through acquisitions across five continents since 2006
- A deeper pool of M&A and greenfield development opportunities exists internationally, as emerging economies drive growing international refined products demand
- Currently evaluating over $600MM of new projects at attractive multiples

Vitol Partnership

- Vitol drives substantial business through VTTI and, as 50% partner, will continue supporting development of new opportunities and commercial use of the existing asset base[3]
- A partnership with Vitol, the largest trader of crude oil and petroleum products in the world, provides unique insight and visibility towards current and future product flows and growth opportunities

Financially Attractive Investment

- Expect meaningful, immediate accretion to distributable cash flow per unit with significant accretion growth over time
- Anticipated long-term acquisition multiple below 10x[4]
- Diversified, stable cash flows underpinned by global refined products flows
- Average utilization of ~97% over past 4 years
- No direct commodity price exposure

(1) Amsterdam, Rotterdam, Antwerp
(2) Includes 0.8MMBbls currently under development in Cape Town, South Africa expected to be placed into service 1H 2017
(3) Vitol accounts for ~70% of total current VTTI revenue
(4) Reflects expected EBITDA over a four to five year period

BUCKEYE PARTNERS, L.P.
© Copyright 2016 Buckeye Partners, L.P.
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PROVEN TRACK RECORD OF GROWTH



VTTI has acquired six terminals, developed seven greenfield projects and successfully completed nine terminal expansions since 2006, representing ~40% average capacity growth annually

Organic Growth

- Completed 7.8MMBbls of organic expansion in the last 2 years (3.4MMBbls in Cyprus, 1.7MMBbls in Johore and 2.7MMBbls in Fujairah)
- Additional 0.8MMBbls currently being constructed in Cape Town

Acquisitions

- Highly fragmented international terminalling and storage industry provides opportunity for consolidation
  - Top 10 independents own 16% of terminalling capacity in international market, versus 53% in the U.S.
- 3.3BN Bbls international terminalling and storage industry is more than triple the size of the U.S. market
- VTTI actively pursuing potential acquisitions among an attractive, robust opportunity set

VTTI Capacity Growth Since Inception



~40% CAGR
2.9 MMBbls
34.3 MMBbls
16.8 MMBbls
54.2 MMBbls[1]
2006
Organic Growth
Acquisitions
2016

Non U.S. Storage Capacity Ownership



Top 10 Independents 16%
3.3BN Bbls
Remaining Capacity 84%

BUCKEYE PARTNERS, L.P.

(1) Includes 0.8MMBbls currently under development in Cape Town, South Africa expected to be placed into service 1H 2017

© Copyright 2016 Buckeye Partners, L.P.

7

OUR PARTNER – VITOL



Vitol

- Vitol is the world's largest trader of crude oil and petroleum products
- Founded in Rotterdam in 1966, serving clients from 42 offices worldwide with primary operations in Houston, Geneva, London and Singapore
- Primarily focused on the physical trading, logistics and distribution of energy and commodity products on a global scale
  - This core business is complemented by Vitol's refining, shipping, terminals, exploration and production, power generation, mining and retail businesses
- 50 consecutive years of profitability and private investment-grade credit rating maintained since 1994



Amsterdam, Netherlands

Benefits of Partnership

- Vitol's core business relies on VTTI storage and terminalling capacity and services, driving continued high levels of utilization at VTTI
- Ongoing partnership incentivizes Vitol to support development of new opportunities at VTTI
- Vitol's unique position in the global petroleum markets provides key insight in sourcing and due diligence of growth opportunities

Vitol Crude Oil & Oil Products Volumes (MMBbls/d)


4.0
4.4
4.0
4.4
5.1
5.2
5.0
5.3
5.1
6.0
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

BUCKEYE PARTNERS, L.P.
© Copyright 2016 Buckeye Partners, L.P.
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SUMMARY OF ACQUISITION BENEFITS o Immediate world-wide presence with sizeable assets in key global hubs (ARA, Singapore, Middle East) o Hard to replicate global network with multimodal access (marine, road, pipeline, rail) o Experienced VTTI management team reduces operational and execution risk o Access to a deeper pool of M&A and greenfield development opportunities that exists internationally, as emerging economies drive growing international refined products demand o Entry into a partnership with Vitol, the largest trader of crude oil and petroleum products in the world, which provides unique insight and visibility towards current and future product flows and growth opportunities o Expect meaningful, immediate accretion to distributable cash flow per unit with significant accretion growth over time o Diversified, stable cash flows underpinned by global refined products flows o No direct commodity price exposure © Copyright 2016 Buckeye Partners, L.P. 10

APPENDIX 11

ASSET OVERVIEW – OPCO Amsterdam, Netherlands Rotterdam, Netherlands Antwerp, Belgium Fujairah, UAE Johore, Malaysia Cape Canaveral, Florida Ownership (VTTI MLP B.V.) 100% 90% 100% 90% 100% 100% # of Tanks 211 28 46 47 41 24 Maximum Draft (ft) 46 69 46 54 56 39 © Copyright 2016 Buckeye Partners, L.P. (1) Includes 2.7MMBbls of expansion capacity that resides at TopCo (2) Includes 1.7MMBbls of expansion capacity that resides at TopCo 12 Ship Ship Ship ShipShipShip Barge Barge Barge Barge Barge Barge Connectivity Road Road Road Road Road Road Rail Rail Rail Pipeline Pipeline Pipeline Pipeline Refined products Refined products Refined products Refined products Refined products Refined products Products Crude oil Crude oil LPG Gross Capacity (MMBbls) 8.4 7.0 4.2 10.3(1) 7.3(2) 2.8 Europe Middle East Asia North America

ASSET OVERVIEW – TOPCO Ventspils, Latvia Kaliningrad, Russia Vasiliko, Cyprus Buenos Aires, Argentina Mombasa, Kenya Lagos, Nigeria Cape Town, South Africa(1) Ownership (VTTI) 49% 100% 100% 100% 100% 50% 70% # of Tanks 105 7 28 24 10 2 12 Maximum Draft (ft) 49 29 59 34 43 36 39 © Copyright 2016 Buckeye Partners, L.P. (1) Cape Town, South Africa terminal expected to be placed into service 1H 2017 13 Ship Ship Ship Ship ShipShipShip Road Barge Barge Barge Barge Barge Barge Connectivity Rail Road Road Road Pipeline Road Road Pipeline Rail Pipeline Refined products Refined products Refined products Refined products Refined products Refined products Refined products Products Crude oil Gross Capacity (MMBbls) 7.5 0.3 3.4 1.3 0.7 0.1 0.8 Europe South America Africa

NON-GAAP FINANCIAL MEASURES Adjusted EBITDA and distributable cash flow are measures not defined by GAAP. Adjusted EBITDA is the primary measure used by our senior management, including our Chief Executive Officer, to: (i) evaluate our consolidated operating performance and the operating performance of our business segments; (ii) allocate resources and capital to business segments; (iii) evaluate the viability of proposed projects; and (iv) determine overall rates of return on alternative investment opportunities. We use distributable cash flow as a performance metric to compare cash generating performance of Buckeye from period to period and to compare the cash generating performance for specific periods to the cash distributions (if any) that are expected to be paid to our unit holders. Distributable cash flow is not intended to be a liquidity measure. Adjusted EBITDA and distributable cash flow eliminate: (i) non-cash expenses, including, but not limited to, depreciation and amortization expense resulting from the significant capital investments we make in our businesses and from intangible assets recognized in business combinations; (ii) charges for obligations expected to be settled with the issuance of equity instruments; and (iii) items that are not indicative of our core operating performance results and business outlook. Buckeye believes that investors benefit from having access to the same financial measures used by senior management and that these measures are useful to investors because they aid in comparing Buckeye’s operating performance with that of other companies with similar operations. The Adjusted EBITDA and distributable cash flow data presented by Buckeye may not be comparable to similarly titled measures at other companies because these items may be defined differently by other companies. This presentation references forward-looking estimates of Adjusted EBITDA investment multiples projected, to be generated by the investment in VTTI. A reconciliation of estimated Adjusted EBITDA to GAAP net income is not provided because GAAP net income generated by the investment for the applicable periods is not accessible. In addition, interest and debt expense is a corporate-level expense that is not allocated among Buckeye’s segments and could not be allocated to the operations of the partnership with VTTI without unreasonable effort. Accordingly, the amount of depreciation and amortization and interest and debt expense that will be included in the additional net income generated as a result of the acquisition of the 50 percent interest in the partnership with Vitol is not accessible or estimable at this time. The amount of such additional resulting depreciation and amortization and applicable interest and debt expense could be significant, such that the amount of additional net income would vary substantially from the amount of projected Adjusted EBITDA. © Copyright 2016 Buckeye Partners, L.P. 14